UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________________

SCHEDULE 14A
______________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

VYOME HOLDINGS, INC.
(Name of Registrant as Specified in its Charter)

__________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

One Mifflin Place,
Suite 400 Cambridge, MA 02138

October 6, 2025

DEAR STOCKHOLDER:

It is my pleasure to invite you to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Vyome Holdings, Inc. (the “Company,” “we,” “our” or “us”). The Annual Meeting will be held on October 28, 2025, at 12:00 p.m., Eastern Time at the offices of Sichenzia Ross Ference Carmel LLP, 1185 Avenue of the Americas, 31st Floor, New York, NY 10036. At the Annual Meeting you will be asked to consider and vote on the following proposals:

1.      To elect Krishna K. Gupta, Shiladitya Sengupta and Stash Pomichter as Class I directors, each to serve until our 2028 annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.      To approve the Vyome Holdings, Inc. 2025 Equity Incentive Plan;

3.      To vote upon the ratification of the appointment of Kreit & Chiu CPA LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

4.      To hold an advisory vote on the compensation of our named executive officers; and

5.      To transact such other business as may properly come before the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof.

The enclosed Notice of Annual Meeting of Stockholders (“Notice”) and Proxy Statement describe the proposals to be considered and voted upon at the Annual Meeting. Our board of directors (the “Board” or “Board of Directors”) has fixed the close of business on September 17, 2025, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. The accompanying Proxy Statement contains details concerning the foregoing items, as well as information on how to vote your shares. Other detailed information about our business and operations, including our audited financial statements, are included in our 2024 Annual Report. We urge you to read and consider these documents carefully.

We look forward to your engagement with the Annual Meeting.

Sincerely,

/s/ Venkat Nelabhotla
Venkat Nelabhotla
Chief Executive Officer

NOTICE OF ANNUAL MEETING OF VYOME HOLDINGS, INC. STOCKHOLDERS

TO THE STOCKHOLDERS OF VYOME HOLDINGS, INC.:

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of VYOME HOLDINGS, INC. (the “Company,” “we,” “our” or “us”) will be held on October 28, 2025, at 12:00 p.m., Eastern Time.

At the Annual Meeting you will be asked to consider and vote on the following proposals:

1.      To elect Krishna K. Gupta, Shiladitya Sengupta and Stash Pomichter as Class I directors, each to serve until our 2028 annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.      To approve the Vyome Holdings, Inc. 2025 Equity Incentive Plan;

3.      To vote upon the ratification of the appointment of Kreit & Chiu CPA LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

4.      To hold an advisory vote on the compensation of our named executive officers; and

5.      To transact such other business as may properly come before the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof.

You are cordially invited to attend the Annual Meeting. Only stockholders of record at the close of business on September 17, 2025 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the meeting.

The attached Proxy Statement and the enclosed proxy materials are first being mailed to our stockholders on or about October 6, 2025.

This Notice, this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (our “2024 Annual Report”) filed with the Securities and Exchange Commission (“SEC”) on April 4, 2025 are also available through the Internet at www.proxyvote.com.

YOUR VOTE IS IMPORTANT. Whether you expect to attend the Annual Meeting or not, please vote your shares by Internet or by mail pursuant to the instructions included on the proxy card or voting instruction card.

By Order of the Board of Directors:
/s/ Venkat Nelabhotla
Venkat Nelabhotla
Chief Executive Officer
October 6, 2025

Vyome Holdings, Inc.

_______________________

Proxy Statement

_______________________

i

VYOME HOLDINGS, INC.

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 12:00 p.m., Eastern time, on October 28, 2025

This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at our 2025 Annual Meeting of Stockholders, and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held on October 28, 2025, at 12:00 p.m., Eastern Time, at the offices of Sichenzia Ross Ference Carmel LLP, 1185 Avenue of the Americas, 31st Floor, New York, NY 10036. References in this Proxy Statement to “we,” “us,” “our” or “the Company” refer to Vyome Holdings, Inc.

The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our named executive officers and our directors, and certain other required information. This Proxy Statement also provides information you will need in order to consider and act upon the matters specified in the accompanying notice of annual meeting. This Proxy Statement and the enclosed proxy card are being mailed to shareholders on or about October 6, 2025.

THE INFORMATION PROVIDED IN THE “QUESTION AND ANSWER” FORMAT
BELOW IS FOR YOUR CONVENIENCE ONLY AND IS MERELY A SUMMARY OF
THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD
READ THIS ENTIRE PROXY STATEMENT CAREFULLY.

NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may relate to our future financial performance, business operations, and executive compensation decisions, or other future events. You can identify forward-looking statements by the use of words such as “anticipate,” “believe,” “could,” “expect,” “intend,” “may,” “will,” or the negative of such terms, or other comparable terminology. Forward-looking statements also include the assumptions underlying or relating to such statements. We have based these forward-looking statements on our current expectations and projections about future events that we believe may affect our business, results of operations and financial condition.

The outcomes of the events described in these forward-looking statements are subject to risks, uncertainties and other factors described in the section titled “Risk Factors,” and elsewhere, in the 2024 Annual Report, as well as the other reports we file with the Securities and Exchange Commission (the “SEC”), including on registration statement on Form S-4, initially filed with the SEC. We cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those expressed or implied in the forward-looking statements. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made except as may be required under applicable securities law.

Questions and Answers About the Annual Meeting

What items will be voted on at the Annual Meeting?

Stockholders will vote on the following items at the Annual Meeting:

1.      To elect Krishna K. Gupta, Shiladitya Sengupta and Stash Pomichter as Class I directors, each to serve until our 2028 annual meeting of stockholders and until their respective successors are duly elected and qualified (the “Election of Directors Proposal”);

2.      To approve the Vyome Holdings, Inc. 2025 Equity Incentive Plan (the “Plan Proposal”);

3.      To vote upon the ratification of the appointment of Kreit & Chiu CPA LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Auditor Ratification Proposal”);

4.      To approve on an advisory basis, on the compensation of our named executive officers (the “Advisory Vote on Executive Compensation” and, collectively with the Election of Directors Proposal, the Plan Proposal and the Auditor Ratification Proposal, the “Proposals”); and

5.      To transact such other business as may properly come before the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof.

When and where is the Annual Meeting?

The Annual Meeting will be held on October 28, 2025 at 12:00 p.m., Eastern Time, at the offices of Sichenzia Ross Ference Carmel LLP located at 1185 Avenue of the Americas, 31st Floor, New York, NY 10036.

How many shares must be present or represented to conduct business at the Annual Meeting?

A quorum is necessary to hold a valid meeting of stockholders. In accordance with our bylaws, the presence at the Annual Meeting, in person or by proxy, of the holders of at least one-third of the voting interest of all shares of our common stock entitled to vote, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions will be counted as present and entitled to vote for purposes of determining a quorum. If your shares of common stock are held in the name of a bank, broker, or other nominee, you must provide your bank, broker, or other nominee with instructions on how to vote your shares of our common stock. If you do not provide voting instructions for any of the Proposals, your shares of our common stock will not be voted on any Proposal, as your bank, broker, or other nominee will not have discretionary voting authority with respect to any of the Proposals and your shares of our common stock will not be counted as present and entitled to vote for purposes of determining a quorum.

Who may vote at the Annual Meeting?

Stockholders of record as of the close of business on September 17, 2025 (the “Record Date”) are entitled to receive notice of, to attend, and to vote at the Annual Meeting. As of the Record Date, there were 5,493,751 shares of our common stock issued and outstanding, held by 98 holders of record.

The shares to be voted include shares of our common stock that are (i) held of record directly in a stockholder’s name and (ii) held for stockholders in “street name” through a broker, bank or other nominee. If your shares are registered directly in your name with our stock transfer agent, Equiniti Trust Company, LLC (“Equiniti”), you are considered the “stockholder of record” with respect to those shares. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of those shares.

If you hold your shares of our common stock through a broker, bank or other representative, generally the broker, bank or representative may only vote the common stock that it holds for you in accordance with your instructions. However, under the rules that govern brokers who have record ownership of shares that are held in street name for their clients who are the beneficial owners of the shares, brokers have the discretion to vote such shares on routine matters. Therefore, if the broker, bank or representative has not timely received your instructions, it may vote on certain matters for which it has discretionary voting authority. The Auditor Ratification Proposal is considered a routine matter. Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares “FOR” the Auditor Ratification Proposal. We believe that all of the other Proposals to be voted upon at the meeting will be considered “non-routine.” Thus, a broker or other nominee cannot vote without instructions on these non-routine matters, and consequently, if your shares are held in street name, you must provide your broker or nominee with instructions on how to vote your shares in order for your shares to be voted on those proposals.

What vote is required to approve the Proposals?

Proposal No. 1 (Election of Krishna K. Gupta, Shiladitya Sengupta and Stash Pomichter as Class I Directors):    Directors are elected by a plurality of the votes cast. A plurality means that the nominees with the greatest number of votes are elected as directors up to the maximum number of directors to be chosen at the meeting. Proposal No. 1 is a non-routine matter. Therefore, if your shares are held by your brokerage firm in street name and you do not timely provide voting instructions with respect to your shares, your brokerage firm cannot vote your shares on Proposal No. 1. Shares held in street name by banks, brokerage firms or other nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal No. 1 will not be counted as votes FOR or WITHHELD from any nominee. As a result, such “broker non-votes” will have no effect on the voting on Proposal No. 1. Votes that are withheld will not be included in the vote tally for the election of directors and will not affect the results of the vote.

Proposal No. 2 (Approval of the Plan):    To approve Proposal No. 2, holders of a majority of the votes cast on the matter must vote FOR the proposal. Only FOR and AGAINST votes will affect the outcome. Abstentions will have no effect on the voting of Proposal No. 2. Proposal No. 2 is a non-routine matter. Therefore, if your shares are held by your brokerage firm in street name and you do not timely provide voting instructions with respect to your shares, your brokerage firm cannot vote your shares on Proposal No. 2. Shares held in street name by banks, brokerage firms or other nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal No. 2 will not be counted as votes FOR or AGAINST from any nominee. As a result, such “broker non-votes” will have no effect on the voting on Proposal No. 2.

Proposal No. 3 (Auditor Ratification):    To approve Proposal No. 3, holders of a majority of the votes cast on the matter must vote FOR the proposal. For the ratification of the selection of Kreit & Chiu CPA LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025, the votes cast FOR must exceed the votes cast AGAINST. Only FOR and AGAINST votes will affect the outcome. Abstentions will have no effect on the voting of Proposal No. 3. Proposal No. 3 is a routine matter. Therefore, if your shares are held by your bank, broker or other nominee in street name and you do not vote your shares, your bank, broker or other nominee may vote your shares on Proposal No. 3.

Proposal No. 4 (Advisory Vote on Executive Compensation):    Please note that Proposal No. 4 is an “advisory” vote, meaning that the stockholder votes on this item is for the purpose of enabling stockholders to express their point of view or preference on this proposal, but is not binding on the Company or its Board of Directors and does not require the Company or its Board of Directors to take any particular action in response to the stockholder vote. Proposal No. 4 is a non-routine matter. Therefore, if your shares are held by your brokerage firm in street name and you do not timely provide voting instructions with respect to your shares, your brokerage firm cannot vote your shares on Proposal No. 4. Shares held in street name by banks, brokerage firms or other nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal No. 4 will not be counted as votes FOR or AGAINST any nominee. As a result, such “broker non-votes” will have no effect on the voting on Proposal No. 4. The Board intends to consider fully the votes of our stockholders in the context of any further action with respect to this proposal.

Your vote will not be disclosed either within the Company or to third parties, except: (i) as may be necessary to meet applicable legal requirements or to assert or defend claims for or against the Company; (ii) to allow for the tabulation of votes and certification of the vote; and (iii) to facilitate a successful proxy solicitation.

How does the Company’s Board of Directors recommend that I vote?

Our board of directors recommends a vote (1) “FOR” all nominees listed in the Election of Directors Proposal, (2) “FOR” the Plan Proposal, (3) “FOR” the Auditor Ratification Proposal (4) “FOR” the Executive Compensation Proposal and (4) with respect to any other matters that may properly come before the Annual Meeting, at the discretion of the proxy holders. We do not presently anticipate that any other business will be presented for action at the Annual Meeting.

How do I vote?

If you are a beneficial owner of shares registered in the name of your broker or other nominee, you may vote using the following methods:

•        At the Annual Meeting.    To vote at the Annual Meeting, you must obtain a valid proxy from your broker or other nominee. Follow the instructions from your broker or other nominee, or contact them to request a proxy form.

•        By Internet.    You may vote through the Internet if your broker or other nominee makes this method available, in which case the instructions will be included in the proxy materials provided to you.

•        By Telephone.    You may vote by telephone if your broker or other nominee makes this method available, in which case the instructions will be included in the proxy materials provided to you.

•        By Mail.    If you received a proxy card and voting instructions from the broker or other nominee holding your shares rather than from us, follow the instructions on the proxy card.

Can I change my vote after I have mailed my proxy card?

Yes. Whether you attend the Annual Meeting or not, any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. If you are a stockholder of record, your proxy may be revoked in writing to the Company’s Secretary, at or before the taking of the vote at the Annual Meeting. A written notice of revocation or a duly executed proxy, in either case later dated than the prior proxy relating to the same shares, will be treated as the final vote.

Holders of record may also revoke their proxies by attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not itself revoke a proxy. Any written notice of revocation or subsequent proxy should be sent so as to be delivered to the Secretary, Vyome Holdings, Inc., One Mifflin Place, Suite 400, Cambridge, MA 02138. Any written notice of revocation must be received at such address by 11:59 p.m., Eastern time, on October 27, 2025.

If you hold your shares in “street name” through a broker, dealer, commercial bank, trust company, or other nominee, you should follow the instructions of such broker or other nominee regarding revocation of proxies.

How are proxies solicited for the Annual Meeting?

Our board of directors is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We may, on request, reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker, bank, or other nominee holds shares of our common stock on your behalf. In addition, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.

Where can I find the results of the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting. If final voting results are not available to us within four business days following the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will file an additional Current Report on Form 8-K to publish the final voting results within four business days of such final voting results being made available to us.

Am I entitled to any dissenters’ rights or appraisal rights with respect to the Proposals?

No. Our stockholders are not entitled to dissenters’ rights or appraisal rights under the General Corporation Law of the State of Delaware (the “DGCL”) for the matters being submitted to stockholders at the Annual Meeting, and we will not independently provide stockholders with any such right.

Who can help answer my other questions?

If you have more questions about the Proposals or voting, you should contact the Secretary, Vyome Holdings, Inc., One Mifflin Place, Suite 400, Cambridge, MA 02138.

Proposal No. 1: The Election of Directors Proposal

Our Board of Directors currently has six members: Krishna K. Gupta, Shiladitya Sengupta, Stash Pomichter, Mohanjit Jolly, Venkat Nelabhotla and John Tincoff, divided into three classes with staggered three-year terms. At this year’s annual meeting, proxies will be solicited to re-elect Krishna K. Gupta, Shiladitya Sengupta and Stash Pomichter as Class I directors to serve until the 2028 annual meeting, or until their respective successor is elected and qualified. Each of the nominees has agreed to serve as a director if elected. Proxies may not be voted for more than three Class I directors. If, for any reason, any nominee becomes unable to serve before the election, the persons named as proxies will vote your shares for a substitute nominee selected by the Board of Directors. Alternatively, the Board of Directors, at its option, may reduce the number of directors comprising the Board of Directors.

Information regarding Board of Directors:

The following information has been provided with respect to the members of the Company’s Board of Directors, including the nominees for re-election at the annual meeting.

CLASS I DIRECTORS — Nominees for re-election at the Annual Meeting to serve until the 2028 Annual Meeting

Krishna K. Gupta, age 38, has served as a member and Chairman of our Board of Directors since August 2025. He is the founder and CEO of REMUS Capital, a technology-focused venture capital firm he initially founded in 2008. Mr. Gupta serves as a director on the boards of several privately held companies, including: Ceres AI, which provides Vision AI in agriculture; Spotta, which develops smart insect and pest monitoring solutions; and ZeroCater, which provides catering technology for enterprises. He is a co-founder and Chairman of Presto Phoenix, a market leader in conversational AI for restaurant drive-thrus, the first investor in Ginger, which was a leader in conversational AI for mental health and merged with Headspace, and the lead Series A investor in EquipmentShare, a leader in technology-enabled equipment rental for construction. Mr. Gupta has also served as a member of the board of directors of Allurion Technologies (NYSE: ALUR) since 2015. Prior to REMUS Capital, Mr. Gupta held roles at McKinsey & Company, a management consulting firm, and JPMorgan, an investment banking firm, where he advised several Fortune 100 clients on tech M&A deals. Mr. Gupta holds B.S. degrees in materials science and engineering, as well as in management sciences, both from the Massachusetts Institute of Technology. Mr. Gupta was nominated to serve as Chairman of our Board due to his experience investing in technology and healthcare businesses, and due to his public company experience.

Shiladitya Sengupta, Ph.D., age 53, has served as a member of our Board of Directors since August 2025. He is a Co-founder of Vyome Therapeutics, Inc., our operational subsidiary (“VTI”). He is a founder and board member of Vyome Biosciences Private Limited since 2011. Dr. Sengupta is an associate professor of medicine at the Harvard Medical School since 2019, a principal investigator at the Dana Farber Cancer Institute since 2006, faculty member at the Health Science and Technology program at the Massachusetts Institute of Technology since 2005, and the director of Center for Engineered Therapeutics at the Brigham and Women’s Hospital since 2018. His research group develops and applies nanotechnology and bioengineering tools for studying disease pathology, and designs novel drugs based on the understanding of the disease pathology. Dr. Sengupta is a co-founder and a member of the board of directors of Alyssum Therapeutics (venture backed) since 2019, a co-founder of Cerulean Pharmaceuticals (listed on NASDAQ), the founder and board member of India Innovation Research Center since 2011and was a founding director of Famygen Inc, (acquired by Viatris). Several of his research works have been translated to the clinics and have been commercialized. His honors include the Era of Hope Scholar award from the U.S. Department of Defense, the TR35 Top 35 Innovator from MIT Technology Review, TED Fellow, and Fellow of the Cambridge Commonwealth Society, and the Shakuntala Amir Chand Prize from Indian Council of Medical Research. Dr. Sengupta obtained his undergraduate education at the All India Institute of Medical Sciences, receiving a BS and MS. in medical pharmacology, where he received the Geeta Mital Gold Medal for best research in oncology. He then received a Ph.D. in pharmacology from Trinity College, University of Cambridge, where he was a Nehru Scholar and a Chevening Scholar. He completed his fellowship in biological engineering from Massachusetts Institute of Technology, and joined the faculty at Harvard in 2005. Dr. Sengupta has published over 100 papers, including in top journals such as Nature and Cell.

Stash Pomichter, age 25, has served as a member of our Board of Directors since August 2025. Mr. Pomichter has engineering, operating, and investing experience. Mr. Pomichter is a venture partner at REMUS Capital. He has also served as a co-founder and board director at Oculo Inc. and Mach Industries Inc., and board observer roles at companies including Allurion Technologies (NYSE: ALUR) and Presto Automation. As a technical founder, Mr. Pomichter has operated across healthcare, defense, and other contrarian verticals, starting companies that have gone onto raise more than $100m in venture capital funding. Mr. Pomichter has applied a hands-on approach to company building and his primary focus areas are AI applications in healthcare and other frontier industries. Mr. Pomichter attended the Massachusetts Institute of Technology where he studied Electrical Engineering & Computer Science before dropping out to pursue entrepreneurship and investing ventures, and has spent the last nine years building primarily science-backed MIT spinouts.

CLASS II DIRECTORS — Continuing in office until the 2026 Annual Meeting

Venkat Nelabhotla, age 64, has served as a member on our Board of Directors and as our Chief Executive Officer since August 2025. He is the co-founder of and was the Chief Executive Officer and a member of the board of VTI since August 2017. Previously, he was co-founder and Chief Executive Officer of Vyome Biosciences Private Limited from August 2013. He is a seasoned senior executive with over 35 years of success across the pharmaceuticals, biotech, and consumer products industries. He brings a wealth of experience in driving corporate growth, innovation, global expansion, and organizational scaling. Mr. Nelabhotla has held key leadership roles at companies including VTI, Vyome Biosciences Private Limited, Emami Ltd., Aurobindo Pharma, Shantha Biotechnics (a Sanofi company), and CavinKare, where he has created significant value growth. As Co-Founder and CEO of VTI, Mr. Nelabhotla has built a unique pipeline of products and secured significant funding for the Company’s growth. Before co-founding VTI, Mr. Nelabhotla served as co-founder & chief executive officer of Vyome Biosciences Private Limited, where he raised early stages of funding and product pipeline development and commercialization of certain products. Mr. Nelabhotla served as chief executive officer and executive director of Emami Limited (EMAMILTD.NS), from June 2007 to September 2010, a publicly listed company, playing a pivotal role in significantly increasing the company’s market cap through an all-around organizational growth, including M&A. Mr. Nelabhotla also served as senior vice president at Aurobindo Pharma (AUROPHARMA.NS), from June 2005 to June 2007, contributing to significant revenue growth and served as a senior executive at Shantha Biotechnics Private Limited (a Sanofi company), from June 2002 to June 2005, where he successfully launched biosimilar products and worked on developing a vaccine portfolio strategy. Mr. Nelabhotla has also served as president of CavinKare Private Limited from September 1994 to June 2000; during his tenure, the company experienced a manyfold increase in revenues and multiple brand launches.

John Tincoff, age 39, has served as a member of our Board of Directors since August 2025. He has been a Partner at REMUS Capital since 2019. Mr. Tincoff co-manages the firm and leads its industrial AI investing practice, while also working on early-stage investments across companies spanning verticals including healthcare, energy, retail, agriculture, pharma, and manufacturing. In addition, he has served as a board member for five Remus portfolio companies where he led investments and was a board observer to over half a dozen more. He has considerable experience in governance and continues to serve as a mentor to young technology startups at incubators and university labs, including at the MIT Climate & Energy Prize. Prior to investing, Mr. Tincoff worked at a sister firm of REMUS Capital that provided strategic advisory services to venture-backed tech companies. As a partner there, he worked with founders, CEOs, and boards by advising on M&A, capital raising, strategic partnerships, and growth initiatives for a suite of early and growth-stage startups. John started his career working in energy & industrials investment banking. He earned a B.S. in Political Economy from Georgetown University’s Walsh School of Foreign Service.

CLASS III DIRECTOR — Continuing in office until the 2027 Annual Meeting

Mohanjit Jolly, age 55, has served as a member of our Board of Directors since August 2025. He has also served as a member of the Board of Vyome Therapeutics, Inc. since January 2019. Mr. Jolly has been working with and investing in technology startups in the US and India for over 20 years. He is one of the few venture capitalists who has been actively on the ground as a partner in both India and Silicon Valley. In January 2016, Mr. Jolly co-founded, and is a Partner at Iron Pillar, a tech growth firm investing in the US-India corridor. Mr. Jolly has led Iron Pillar’s investments in Jiffy (AI For Wealth Management), Uniphore (Business AI Platform), Ushur (AI led Customer Experience Automation), Pando (AI for Logistics), CoreStack (AI led Cloud Governance), Fold Health (AI enabled tech stack for value based care) and Sibros (Automotive communication platform). Before co-founding Iron Pillar in 2016,

Mr. Jolly served as Partner and Managing Director at Draper Fisher Jurvetson (DFJ) for 9 years, establishing their India operations, overseeing their India venture portfolio and coordinating business development efforts with Fortune 500 companies for DFJ’s global portfolio. Prior to this, Mr. Jolly was a Partner at Garage Technology Ventures, a Silicon Valley seed stage VC firm. During his early years in California, Mr. Jolly helped launch ViaSpace, a technology incubator in conjunction with Caltech and JPL and Intel Play, a joint venture between Mattel and Intel. He also worked at Itek Optical Systems, a Boston based manufacturer of high-resolution reconnaissance systems. Mr. Jolly serves on the non-profit Boards of The Unreasonable Group and The SETI Institute. Mr. Jolly earned his MBA from The Anderson School at UCLA and a B.S. and M.S. in Aeronautics and Astronautics from The Massachusetts Institute of Technology (MIT).

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a plurality of the common stock present and entitled to vote at the annual meeting with respect to the election of directors is required for the election of the nominees to the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF KRISHNA K. GUPTA, SHILADITYA SENGUPTA AND STASH POMICHTER AS CLASSS I DIRECTOR NOMINEES LISTED ABOVE.

Proposal No. 2: The Plan Proposal

Our board of directors has adopted, and is seeking stockholder approval of the Vyome Holdings, Inc. 2025 Equity Incentive Plan (the “Plan”). Under the Plan, 2,000,000 shares of common stock are available for issuance pursuant to future grants or awards. Our board of directors believes that an adequate reserve of shares available for issuance under the Plan is necessary to enable us to attract, motivate, retain and reward executives and other employees, officers, directors, consultants and other persons who provide services to us through the use of competitive incentives that are tied to stockholder value. Our board of directors has determined that it is in the best interest of the stockholders to adopt and seek stockholder approval of the Plan.

Summary of the Plan

The following is a summary of the material terms of the Plan. This summary is not complete and is qualified in its entirety by reference to the full text of the Plan. The Plan is attached to this Proxy Statement as Annex A.

Purpose.    The Plan allows us to provide executives and other employees, officers, directors, consultants and other persons who provide services to us, who are selected to receive awards under the Plan, with the opportunity to acquire an equity interest in our company. Our board of directors believes that equity incentives are a significant factor in attracting, motivating, retaining and rewarding eligible persons whose present and potential contributions are important to our company.

Administration.    The Plan is to be administered by our Compensation Committee or a duly authorized committee of our board of directors, will administer our Plan and is referred to as the “plan administrator” in this proxy statement. Under our Plan, our board of directors have the authority to determine award recipients, grant dates, the numbers and types of stock awards to be granted, the applicable fair market value, and the provisions of each stock award, including the period of exercisability and the vesting schedule applicable to a stock award.

Shares Available for Awards.    The total number of shares of common stock that may be subject to the granting of awards under the Plan will be equal to 2,000,000 shares, plus an annual increase to be added as of the first day of the Company’s fiscal year beginning in 2026 equal to the least of (i) 15% of the outstanding shares of common stock on a fully diluted basis as of the end of the Company’s immediately preceding fiscal year, (ii) 250,000 shares, and (iii) a lesser amount determined by the Board; provided, however, that any shares from any such increases in previous years that are not actually issued shall continue to be available for issuance under the Plan.

New Plan Benefits.    We cannot currently determine the awards that may be granted under the Plan in the future to the executive officers named in this Proxy Statement, other officers, non-employee directors or other persons. The committee will make such determinations from time to time.

Amendment/Termination of the Plan.    Our board of directors has the authority to amend, suspend or terminate our Plan, provided that such action does not impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders. No awards under the Plan may be granted after the tenth anniversary of the date our stockholders adopt the Plan. No stock awards may be granted under our Plan while it is suspended or after it is terminated.

Eligible Persons.    The persons eligible to receive awards under the Plan are the officers, directors, employees, consultants and other persons who provide services to us. As of the Record Date, approximately 15 individuals would be eligible to participate in the Plan. However, the Company has not at the present time determined who will receive the additional shares that will be authorized for issuance upon the approval of the Plan Amendment to increase the number of shares subject to the Plan or how they will be allocated.

Types of Awards

The Plan provides for the issuance of incentive stock options, non-qualified stock options, stock appreciation rights, restricted awards, performance share awards, cash awards, and other equity-based awards.

Stock options.    ISOs and NSOs are granted under stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for stock options, within the terms and conditions of the Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Options granted under the Plan vest at the rate specified in the stock option agreement as determined by the plan administrator.

The plan administrator will determine the term of stock options granted under the Plan. No stock option shall be exercisable after the expiration of 10 years from the date of the grant. A ten percent shareholder shall not be granted an incentive stock option unless the option exercise price is at least 110% of the fair market value of the common stock on the grant date and the option is not exercisable after the expiration of five years from the grant date. Unless the terms of an option holder’s stock option agreement, or other written agreement between us and the recipient approved by the plan administrator, provide otherwise, if an option holder’s service relationship with us or any of our affiliates ceases for any reason other than disability or death, the option holder may generally exercise any vested options on the earlier of the date three months following the termination of the optionholder’s continuous service or the expiration of the term of the option as set forth in the award agreement. This period may be extended in the event that exercise of the option is prohibited by applicable securities laws. If an option holder’s service relationship with us or any of our affiliates ceases due to death, or an option holder dies within a certain period following cessation of service, the option holder or a beneficiary may generally exercise any vested options on the earlier of the date 24 months following the date of termination due to disability or the expiration of the term of such option as set forth in the award agreement. If an option holder’s service relationship with us or any of our affiliates ceases due to disability, the option holder may generally exercise any vested options on the earlier of the date 24 months following the date of death or the expiration of the term of such option as set forth in the award agreement. In no event may an option be exercised beyond the expiration of its term.

Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (i) cash, (ii) a broker-assisted cashless exercise, (iii) the tender of shares of our common stock previously owned by the option holder, (iv) by reduction in the number of shares of common stock otherwise deliverable upon exercise of such option with a fair market value equal to the aggregate option exercise price at the time of exercise, (v) by any combination of the foregoing methods, and (vi) other legal consideration approved by the plan administrator.

Non-transferability of awards.    Unless the plan administrator provides otherwise, our Plan generally will not allow for the transfer of ISOs except by will or the laws of descent and distribution. An option may be transferred to a permitted transferee as set forth under the Plan or to a third party subject to approval of the plan administrator, provided that the NSOs shall be transferable to a permitted transferee without such approval of the plan administrator.

Tax Limitations on ISOs.    The aggregate fair market value, determined at the time of grant, of our common stock with respect to ISOs that are exercisable for the first time by an award holder during any calendar year under all of our stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our parent or subsidiary corporations unless (i) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (ii) the term of the ISO does not exceed five years from the date of grant.

Restricted Stock Unit Awards.    Restricted stock unit awards will be granted under restricted stock unit award agreements adopted by the plan administrator. Restricted stock unit awards may be granted in consideration for any form of legal consideration that may be acceptable to our board of directors and permissible under applicable law and have value equal to the fair market value of an identical number of shares of common stock. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement, or other written agreement between us and the recipient approved by the plan administrator, restricted stock unit awards that have not vested will be forfeited once the participant’s continuous service ends for any reason.

Restricted Stock Awards.    Restricted stock awards will be granted under restricted stock award agreements adopted by the plan administrator. A restricted stock award may be awarded for legal consideration that may be acceptable to our board of directors and permissible under applicable law and have value equal to the fair market value of an identical number of shares of common stock. The plan administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with us ends for any reason, we may receive any or all of the shares of common stock held by the participant that have not vested as of the date the participant terminates service with us through a forfeiture condition.

Stock Appreciation Rights.    Stock appreciation rights will be granted under stock appreciation right agreements adopted by the plan administrator. The plan administrator determines the purchase price or strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of our common stock on the date of grant. A stock appreciation right granted under the Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator. Stock appreciation rights may be settled in cash or shares of common stock or in any other form of payment as determined by the Board and specified in the stock appreciation right agreement.

The plan administrator will determine the term of stock appreciation rights granted under the Plan, provided that no stock appreciation right shall be exercisable later than the tenth anniversary of the grant date. Each stock appreciation right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The stock appreciation right may be subject to such other terms and conditions on the time or times when it may be exercised as the committee may deem appropriate. The vesting provisions of individual stock appreciation rights may vary. No stock appreciation right may be exercised for a fraction of a share of common stock.

Performance Share Awards.    The Plan will permit the grant of performance share awards that may be settled in stock, cash or other property. The plan administrator shall have the discretion to determine: (i) the number of shares of common stock or stock-denominated units subject to a performance share award granted to any participant; (ii) the performance period applicable to any performance share award; (iii) the conditions that must be satisfied for a participant to earn a performance share award; and (iv) the other terms, conditions and restrictions of the performance share award.

Other Stock Awards.    The plan administrator may grant other awards based in whole or in part by reference to our common stock. The plan administrator will set the number of shares under the stock award (or cash equivalent) and all other terms and conditions of such awards.

Certain Adjustments.    In the event of changes in the outstanding common stock or in the capital structure of the company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the grant date of any award, awards granted under the Plan and any award agreements, the exercise price of options and stock appreciation rights, the performance goals to which performance share awards and cash awards are subject, the maximum number of shares of common stock subject to all awards will be equitably adjusted or substituted, as to the number, price or kind of a share of common stock or other consideration subject to such awards to the extent necessary to preserve the economic intent of such award. The Company shall give each Plan participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

Merger or Change in Control.    Unless otherwise provided under the respective award agreement, in the event of a change in control, (a) all outstanding options and stock appreciation rights shall become immediately exercisable with respect to 100% of the shares subject to such options or stock appreciation rights, and/or the restricted period shall expire immediately with respect to 100% of the outstanding shares of restricted stock or restricted stock units, and (b) all outstanding options and stock appreciation rights shall become immediately exercisable with respect to 100% of the shares subject to such options or stock appreciation rights, and/or the restricted period shall expire immediately with respect to 100% of the outstanding shares of restricted stock or restricted stock units. To the extent practicable, any actions taken by plan administrator under the immediately preceding clauses (a) and (b) shall occur in a manner and at a time which allows affected participants the ability to participate in the change in control with respect to the shares of common stock subject to their awards. In addition, in the event of a change in control, the plan administrator may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such awards based upon the price per share of common stock received or to be received by other shareholders of the Company in the event. In the case of any option or stock appreciation right with an exercise price (or SAR exercise price in the case of a stock appreciation right) that equals or exceeds the price paid for a share of common stock in connection with the change in control, the plan administrator may cancel the option or stock appreciation right without the payment of consideration therefor.

It is intended that any amounts payable under the Plan will either be exempt from Section 409A of the Code or will comply with Section 409A (including Treasury regulations and other published guidance related thereto) so as not to subject an employee to payment of any other additional tax, penalty or interest imposed under Section 409A of the Code.

Securities Authorized for Issuance under Equity Compensation Plans

The table below provides information about our common stock that may be issued under our equity compensation plans as of December 31, 2024.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	146	33,053	1,764
Equity compensation plans not approved by security holders
Total	146	33,053	1,764

U.S. Federal Income Tax Treatment

The following discussion is intended only as a brief summary of the federal income tax rules that are generally relevant to awards as of the date of this prospectus. The laws governing the tax aspects of awards are highly technical and such laws are subject to change.

Non-Qualified Options.    With respect to non-qualified options granted to participants under the Plan, (i) no income is realized by the participant at the time the non-qualified option is granted, (ii) at exercise, (a) ordinary income is realized by the participant in an amount equal to the difference between the option exercise price and the fair market value of our common stock on the date of exercise, (b) such amount is treated as compensation and is subject to both income and wage tax withholding, and (c) we may claim a tax deduction for the same amount, and (iii) on disposition of the option shares, any appreciation or depreciation after the date of exercise of the non-qualified option, compared to the disposition price of the option shares will be treated as either short-term or long-term capital gain or loss depending on the holding period.

Incentive Stock Options.    With respect to incentive stock options, there is no tax to the participant at the time of the grant. Additionally, if applicable holding period requirements (a minimum of both two years from the grant date and one year from the exercise date) are met, the participant will not recognize taxable income at the time of the exercise. However, the excess of the fair market value of the shares acquired at the time of exercise over the aggregate exercise price is an item of tax preference income, potentially subject to the alternative minimum tax. If shares acquired upon exercise of an incentive stock option are held for the holding period described above, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the option exercise price), upon their disposition, the holding period of the option shares will be treated as a long-term capital gain or loss, and, unlike the treatment for shares issued pursuant to the exercise of a non-qualified option, we will not be entitled to any tax deduction. If the shares acquired on option exercise are disposed of in a “non-qualifying disposition” (i.e., before the holding period requirements had been met), the participant will generally realize ordinary income at the time of the disposition of the option shares in an amount equal to the lesser of (i) the excess of the fair market value of the option shares on the date of exercise of the incentive stock option over the exercise price thereof or (ii) the excess, if any, of the amount realized upon disposition of the option shares over the exercise price of the incentive stock option, and, just as the treatment for shares issued pursuant to the exercise of a non-qualified option, we will be entitled to a corresponding tax deduction. Any amount realized in excess of the value of the shares on the date of exercise will be capital gain. If the amount realized is less than the exercise price, the participant will not recognize ordinary income, and the participant will generally recognize a capital loss equal to the excess of the exercise price of the incentive stock option over the amount realized upon the disposition of the option shares.

Other Awards.    The current federal income tax consequences of other awards authorized under the Plan generally follow certain basic patterns. An award of restricted shares of common stock results in income recognition by a participant in an amount equal to the fair market value of the shares received at the time the restrictions lapse and the shares then vest, unless the participant elects under Internal Revenue Code Section 83(b) to accelerate income recognition and the taxability of the award to the grant date. Stock unit awards generally result in income recognition by a participant at the time payment of such an award is made in an amount equal to the amount paid in cash or the then-current fair market value of the shares received, as applicable. Stock appreciation right awards result in income recognition by a participant at the time such an award is exercised in an amount equal to the amount paid in cash or the then-current fair market value of the shares received by the participant, as applicable. In each of the foregoing cases, we will generally have a corresponding deduction at the time the participant recognizes ordinary income, subject to Internal Revenue Code Section 162(m) with respect to covered employees.

Section 162(m) of the Internal Revenue Code.    Internal Revenue Code Section 162(m) denies a deduction to any publicly-held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to a covered employee exceeds $1,000,000. “Covered employees” generally includes the Chief Executive Officer, the Chief Financial Officer, and the three other most highly compensated executive officers.

Section 409A of the Internal Revenue Code.    Awards granted under the Plan will generally be designed and administered in such a manner that they are either exempt from the application of, or comply with the requirements of, Section 409A of the Internal Revenue Code. Section 409A of the Internal Revenue Code imposes restrictions on nonqualified deferred compensation. Failure to satisfy these rules results in accelerated taxation, an additional tax to the holder in an amount equal to 20% of the deferred amount, and a possible interest charge. Options granted with an exercise price that is not less than the fair market value of the underlying shares on the date of grant will not give rise to “deferred compensation” for this purpose unless they involve additional deferral features.

Other Tax Considerations.    This summary is not intended to be a complete explanation of all of the federal income tax consequences of participating in the Plan. A participant should consult his or her personal tax advisor to determine the particular tax consequences of the Plan, including the application and effect of foreign state and local taxes and any changes in the tax laws after the date of this prospectus.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote on Proposal No. 2 at the annual meeting will be required to approve this Proposal No. 2.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE PLAN PROPOSAL.

Proposal No. 3: The Auditor Ratification Proposal

On August 18, 2025, Haskell & White LLP (“Haskell”), was dismissed as the independent registered public accounting firm of the Company. Effective as of August 18, 2025, Kreit & Chiu CPA LLP (“Kreit & Chiu”) was appointed to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The decision to change auditors was approved and recommended by the Company’s Audit Committee and approved by its Board of Directors.

Stockholder ratification of the appointment of Kreit & Chiu as our independent registered public accounting firm is not required by Delaware law, our certificate of incorporation or our bylaws. However, the Audit Committee is submitting the appointment of Kreit & Chiu to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

Principal Accountant Fees and Services

The following table represents aggregate fees billed to the Company for the fiscal year ended December 31, 2024 and December 31, 2023 by RSM US LLP (“RSM”) and Haskell & White LLP, the Company’s independent registered accounting firms during such fiscal years.

	Years Ended December 31,
	2024	2023
Audit fees(1)	$272,360	$749,001
Audit-related fees(2)	374,326	314,622
Total	$646,686	$1,063,623

____________

(1)      Includes fees billed, or estimates of fees to be billed, for professional services rendered in connection with the audit of our consolidated financial statements for the referenced fiscal year ended, review of interim consolidated financial statements and services that are normally provided by RSM and Haskell & White, in connection with statutory and regulatory filings and engagements.

(2)      Includes audit related fees billed, or estimates of fees to be billed, for professional services rendered in connection with the Company’s planned merger and assets sale, reverse stock split, and other ad-hoc filings.

Administration of Engagement of Independent Auditor

The Audit Committee is responsible for appointing, setting compensation for and overseeing the work of our independent registered public accounting firm. The Audit Committee has established a policy for pre-approving the services provided by our independent registered public accounting firm in accordance with the auditor independence rules of the SEC. This policy requires the review and pre-approval by the Audit Committee of all audit and permissible non-audit services provided by our independent registered public accounting firm and an annual review of the financial plan for audit fees. To ensure that auditor independence is maintained, the Audit Committee annually pre-approves the audit services to be provided by our independent registered public accounting firm and the related estimated fees for such services, as well as the nature and extent of specific types of audit-related, tax and other non-audit services to be provided by the independent registered public accounting firm during the year.

As the need arises, other specific permitted services are pre-approved on a case-by-case basis during the year. A request for pre-approval of services on a case-by-case basis must be submitted by our Chief Financial Officer, providing information as to the nature of the particular service to be provided, estimated related fees and management’s assessment of the impact of the service on the auditor’s independence. The Audit Committee has delegated to its Chair pre-approval authority between meetings of the Audit Committee. Any pre-approvals made by the Chair must be reported to the Audit Committee. The Audit Committee will not delegate to management the pre-approval of services to be performed by our independent registered public accounting firm.

All of the services provided by our independent registered public accounting firm in 2024 were approved by the Audit Committee under its pre-approval policies.

Change in Independent Registered Public Accounting Firm

As disclosed above, on August 18, 2025, the Company, with the prior approval of the Audit Committee of the Board of Directors, dismissed Haskell & White as the Company’s independent registered public accounting firm. In connection with the dismissal of Haskell & White, with the prior approval of the Audit Committee, the Company engaged Kreit & Chiu as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

As previously disclosed in the 2024 Annual Report, on April 8, 2024, the Company, with the prior approval of the Audit Committee of the Board of Directors, dismissed RSM as the Company’s independent registered public accounting firm, effective immediately.

In connection with the dismissal of RSM, with the prior approval of the Audit Committee, the Company engaged Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 and related interim periods.

RSM’s Report of Independent Registered Public Accounting Firm on the Company’s consolidated financial statements for the fiscal years ended December 31, 2023 and 2022, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that such reports contained a separate emphasis of matter paragraph related to substantial doubt about the Company’s ability to continue as a going concern.

RSM was appointed by the Board of Directors on July 15, 2022, as the Company’s independent registered public accounting firm, and served as the Company’s auditor from that date through April 8, 2024.

During the fiscal years ended December 31, 2023 and 2022, and through the date of the 2024 Annual Report, there were no disagreements with RSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to RSM’s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report on any of the Company’s financial statements for such periods.

During the fiscal years ended December 31, 2023 and 2022, and through the date of the 2024 Annual Report, there were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K), except for the material weaknesses in the Company’s internal control over financial reporting, as previously reported in Part II, Item 9A, “Controls and Procedures,” in the Company’s Annual Report on Form 10-K for the years ended December 31, 2023 and 2022, filed with the SEC on April 1, 2024 and April 17, 2023, respectively.

The Company previously disclosed this information in its Current Report on Form 8-K filed with the SEC on April 10, 2024, provided RSM with a copy of the disclosures, and requested that RSM furnish it with a letter addressed to the SEC stating whether or not it agrees with the Company’s statements therein. A copy of the letter dated April 8, 2024 was filed as an exhibit to such Form 8-K.

Additionally, during the fiscal years ended December 31, 2023 and 2022 and through the date of Haskell & White’s appointment, neither the Company nor anyone on its behalf consulted with Haskell & White regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Haskell & White concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, any matter that was the subject of a “disagreement” with its former auditors or a “reportable event,” as those terms are defined in Item 304 of Regulation S-K.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote on Proposal No. 3 at the annual meeting will be required to ratify the selection of Kreit & Chiu.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”
THE APPROVAL OF THE AUDITOR RATIFICATION PROPOSAL.

Proposal No. 4: ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010 (the “Dodd-Frank Act”), requires that we provide our stockholders with the opportunity to cast a vote on a non-binding, advisory basis, on the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC. We hold an advisory vote on our executive compensation annually. Therefore, the next advisory vote on executive compensation will be at next year’s annual meeting of stockholders.

We seek to closely align the interests of our named executive officers with the interests of our stockholders. Our compensation programs are designed to reward our named executive officers for the achievement of short-term and long-term goals, while at the same time avoiding unnecessary or excessive risk-taking. The vote on this resolution is not intended to address any specific element of compensation; rather, this vote relates to the compensation of our named executive officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.

The vote is advisory and not binding on the Company, our Board of Directors or the Compensation Committee of the Board of Directors. While this vote is not binding on the Company, the Board of Directors and the Compensation Committee of the Board of Directors will consider the outcome of the vote when making future compensation decisions for our named executive officers.

Accordingly, we ask our stockholders to vote on the following resolution at the annual meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers for the financial year ended December 31, 2024, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, the compensation tables and the related narrative discussion, is hereby APPROVED.”

Vote Required and Board of Directors’ Recommendation

The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote on Proposal No. 4 at the annual meeting will be required to approve this Proposal No. 4 on a non-binding, advisory basis.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION.

Corporate Governance

Composition of Our Board of Directors

Our board consists of six members, each of whom are members pursuant to the board composition provisions of our certificate of incorporation.

On August 15, 2025, the Company (f/k/a ReShape Lifesciences Inc.) completed the previously announced merger pursuant to the Agreement and Plan of Merger, dated as of July 8, 2024, as amended (the “Merger Agreement”), by and among the Company, Raider Lifesciences Inc., a wholly owned subsidiary of the Company (“Merger Sub”), and Vyome Therapeutics, Inc. (“VTI”). Pursuant to the Merger Agreement, Merger Sub merged with and into VTI, with VTI surviving the merger as a subsidiary of the Company (the “Merger”). As a result of the Merger, the Company was renamed “Vyome Holdings, Inc.” and VTI continued under its name as Vyome Therapeutics, Inc., in each case effective before the open of trading on August 15, 2025.

On August 15, 2025, we amended our certificate of incorporation in accordance with our obligation under the Merger Agreement to appoint directors designated by certain persons and entities on our Board of Directors. Accordingly, the Board of Directors of the Company shall, unless determined otherwise by resolution duly adopted from time to time by the Board of Directors or pursuant to an agreement among stockholders, consist of: (a) two (2) directors to be designated by KKG Enterprises, LLC, including the Chairman of the Board of Directors (initially Krishna K. Gupta (as Chairman of the Board) and Stash Pomichter); (b) two (2) directors to be designated by Shiladitya Sengupta (initially Shiladitya Sengupta and Mohanjit Jolly); (c) the Chief Executive Officer, who shall be designated by Vyome Therapeutics, Inc., (initially Venkateswarlu Nelabhotla); and (d) one (1) non-employee director (initially John Tincoff). The certificate of amendment to our certificate of incorporation also specifies that the director designation rights of KKG Enterprises, LLC and Shiladitya Sengupta shall at all times be proportionate to the voting power held by each of KKG Enterprises, LLC and Shiladitya Sengupta, as a percentage of the overall votes entitled to be cast in the election of directors, in compliance with the applicable listing rules of the exchange on which the Company’s stock is listed for trading.

For details regarding the current members of the Board of Directors, see “Proposal No. 1 — The Election of Directors Proposal — Information regarding Board of Directors” above.

Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal.

Election of Officers and Family Relationships

Our executive officers are appointed by, and serve at the discretion of, our board of directors. There are no family relationships among any of our directors or executive officers.

Code of Business Conduct and Ethics

Our board of directors has adopted a code of business conduct and ethics that will apply to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The full text of our code of business conduct and ethics is available on the investor relations page of our corporate website https://vyometx.com/investors/investor-home. We intend to post any amendments to our code of business conduct and ethics, or any waivers thereto, on our corporate website, or in filings under the Exchange Act.

Director Independence

Our board of directors has undertaken a review of the independence of each director and considered whether each director has a material relationship with us that could compromise or impair such director’s ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our board of directors has determined that each of Krishna K. Gupta, Mohanjit Jolly, Stash Pomichter and John Tincoff, are “independent directors” as defined under the applicable rules and regulations of the Securities and Exchange Commission, or SEC, and the listing requirements and rules of Nasdaq.

Committees of the Board of Directors

Our board of directors has established an audit committee, a compensation committee and a nominating and governance committee, each of which have the composition and responsibilities described below. Members serve on these committees until their resignation or as otherwise determined by our board of directors.

Audit Committee

The members of our audit committee are Mohanjit Jolly (Chair), Krishna K. Gupta and John Tincoff. Our board of directors has determined that each of these persons satisfies the requirements for independence and financial literacy under the rules and regulations of Nasdaq and the SEC. Our board of directors has also determined that Mohanjit Jolly qualifies as an “audit committee financial expert,” as defined in the SEC rules, and satisfies the financial sophistication requirements of Nasdaq. The audit committee will be responsible for, among other things:

•        appointing, overseeing, and if need be, terminating any independent registered public accounting firm;

•        assessing the qualification, performance and independence of our independent registered public accounting firm;

•        reviewing the audit plan and pre-approving all audit and non-audit services to be performed by our independent registered public accounting firm;

•        reviewing our financial statements and related disclosures;

•        reviewing the adequacy and effectiveness of our accounting and financial reporting processes, systems of internal control and disclosure controls and procedures;

•        reviewing our overall risk management framework;

•        overseeing procedures for the treatment of complaints on accounting, internal accounting controls, or audit matters;

•        reviewing and discussing with management and the independent auditor the results of our annual audit, reviews of our quarterly financial statements and our publicly filed reports;

•        reviewing and approving related person transactions; and

•        preparing the audit committee report that the SEC requires in our annual proxy statement.

Our audit committee operates under a written charter, adopted by our board of directors, which satisfies the applicable rules and regulations of the SEC and the applicable listing standards of Nasdaq. During 2024, Gary Blackford, Lori McDougal and Arda Minocherhomjee served on the Audit Committee. The Audit Committee held four meetings in 2024. During each of the meetings, the Audit Committee met in private session with our independent auditor and alone in executive session without members of management present.

Compensation Committee

The members of our compensation committee are Mohanjit Jolly (Chair), Krishna K. Gupta and John Tincoff. Our board of directors has determined that each of these non-employee directors meets the requirements for independence under the rules of Nasdaq and the SEC. The compensation committee will be responsible for, among other things:

•        reviewing the elements and amount of total compensation for executive officers;

•        formulating and recommending any proposed changes in the compensation of our Chief Executive Officer for approval by the board;

•        reviewing and approving any changes in the compensation for officers, other than our Chief Executive Officer;

•        administering our equity compensation plans;

•        reviewing annually our overall compensation philosophy and objectives, including compensation program objectives, target pay positioning and equity compensation; and

•        preparing the compensation committee report that the SEC will require in our annual proxy statement.

Our compensation committee operates under a written charter, adopted by our board of directors, which satisfies the applicable rules and regulations of the SEC and the applicable listing standards of Nasdaq. The Compensation Committee held two meetings in 2024. During each of the meetings, the Compensation Committee held an executive session without members of management present.

Nominating and Governance Committee

The members of our nominating and governance committee are Krishna K. Gupta (Chair), Mohanjit Jolly and Stash Pomichter. Our board of directors has determined that each of these non-employee directors meets the requirements for independence under the rules of Nasdaq for service on this committee. The nominating and governance committee will be responsible for, among other things:

•        evaluating and making recommendations regarding the composition, organization and governance of our board of directors and its committees,

•        identifying, recruiting and nominating director candidates to the board if and when necessary;

•        evaluating and making recommendations regarding the creation of additional committees or the change in mandate or dissolution of committees;

•        reviewing and making recommendations with regard to our corporate governance guidelines and compliance with laws and regulations; and

•        reviewing and approving conflicts of interest of our directors and corporate officers, other than related person transactions reviewed by the audit committee.

Our nominating and governance committee operates under a written charter adopted by our board of directors, which satisfies the applicable listing standards of Nasdaq.

AI Committee

In addition to the above, the Company also has an Artificial Intelligence (AI) Committee of the Board. The AI Committee comprises Krishna K. Gupta, Mohanjit Jolly, and Stash Pomichter as members, all of which have deep AI expertise in artificial intelligence. The AI Committee will be responsible for, among other things:

•        Evaluating AI opportunities in healthcare, biotech, and medtech;

•        Reviewing and prioritizing AI-driven healthcare projects;

•        Overseeing data strategy, quality, and governance for AI initiatives;

•        Ensuring compliance with healthcare and AI regulations;

•        Monitoring AI technology trends and competitor activity;

•        Assessing potential AI partnerships, investments, collaborations, and acquisitions;

•        Tracking return on investment and performance metrics of AI projects;

•        Advising the board on AI-related risks and mitigation strategies; and

•        Promoting internal AI adoption and talent development across the Company.

Meetings of our Board of Directors and Committees

Each director attended 75% or more of the aggregate of meetings of our board of directors and the committees of our board on which such director served.

Our non-employee directors meet in executive session at each regular meeting of the Board without the Chief Executive Officer or any other member of management present.

Attendance by Members of the Board of Directors at the Annual Meeting of Stockholders

We encourage each member of our board of directors to attend our annual meeting of stockholders.

Process for Sending Communications to the Board of Directors

Our board of directors has established a procedure that enables stockholders to communicate in writing with members of our board of directors. Any such communication should be addressed and sent to our Secretary at c/o Vyome Holdings, Inc., One Mifflin Place, Suite 400, Cambridge, MA 02138. Any such communication must state, in a conspicuous manner, that it contains a stockholder communication and that it is intended for distribution to the entire board or to one or more members of our board, as applicable. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed. Under the procedures established by our board of directors, upon the Secretary’s receipt of such a communication, our Secretary will send a copy of such communication to each member of the Board or to the applicable director(s), identifying it as a communication received from a stockholder.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who beneficially own more than ten percent of our common stock to file with the SEC reports showing ownership of and changes in ownership of our common stock and other equity securities. Based on a review of reports filed by these reporting persons, we believe that the only late reports in the financial year ended December 31, 2024 were a Form 3 filed by a beneficial owner of more than 10% of our common stock on January 16, 2024 reporting a transaction on January 5, 2024 and a Form 4 filed by Thomas Stankovich on August 13, 2024 reporting four previous transactions that occurred between November 30, 2023 and May 31, 2024.

Insider Trading Policy

The Company has adopted an insider trading policy governing the purchase, sale, and/or other disposition of its securities by its directors, officers, employees and independent contractors that the Company believes is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to the Company.

Directors, executive officers, employees and other related persons may not buy, sell or engage in other transactions in the Company’s shares while aware of material non-public information; buy or sell securities of other companies while aware of material non-public information about those companies that they became aware of as a result of business dealings between the Company and those companies; or disclose material non-public information to any unauthorized persons outside of the Company. The policy also restricts trading and other transactions for a limited group of Company employees (including executives and directors) to defined window periods that follow the Company’s quarterly earnings releases. In addition, it is the Company’s intent to comply with applicable laws and regulations relating to insider trading.

Anti-Hedging and Anti-Pledging Policies

We consider it improper and inappropriate for any director, officer or other employee of our company to engage in short-term or speculative transactions in our securities. Therefore, our insider trading policy provides that our directors, officers and other employees may not engage in specified hedging and pledging transactions. Specifically, our insider trading policy (i) requires any of our directors, officers or employees to pre-clear any proposed hedging transaction, including zero-cost collars and forward sales contracts and other similar transactions that allow such person to continue to own the covered security without the full risks and rewards of ownership, with our Board of Directors and (ii) prohibits our directors, officers and employees from holding our securities in a margin account or pledging our securities as collateral for a loan.

Management

The following table sets forth the name, age and position of each of our executive officers as of October 6, 2025.

Name	Age	Position
Executive Officers:
Venkat Nelabhotla	64	Chief Executive Officer
Robert Dickey	70	Chief Financial Officer

Executive Officers

Venkat Nelabhotla, age 64, has served as a member on our Board of Directors and as our Chief Executive Officer since August 2025. He is the co-founder of and was the Chief Executive Officer and a member of the board of VTI since August 2017. Previously, he was co-founder and Chief Executive Officer of Vyome Biosciences Private Limited from August 2013. He is a seasoned senior executive with over 35 years of success across the pharmaceuticals, biotech, and consumer products industries. He brings a wealth of experience in driving corporate growth, innovation, global expansion, and organizational scaling. Mr. Nelabhotla has held key leadership roles at companies including VTI, Vyome Biosciences Private Limited, Emami Ltd., Aurobindo Pharma, Shantha Biotechnics (a Sanofi company), and CavinKare, where he has created significant value growth. As Co-Founder and CEO of VTI, Mr. Nelabhotla has built a unique pipeline of products and secured significant funding for the Company’s growth. Before co-founding VTI, Mr. Nelabhotla served as co-founder & chief executive officer of Vyome Biosciences Private Limited, where he raised early stages of funding and product pipeline development and commercialization of certain products. Mr. Nelabhotla served as chief executive officer and executive director of Emami Limited (EMAMILTD.NS), from June 2007 to September 2010, a publicly listed company, playing a pivotal role in significantly increasing the company’s market cap through an all-around organizational growth, including M&A. Mr. Nelabhotla also served as senior vice president at Aurobindo Pharma (AUROPHARMA.NS), from June 2005 to June 2007, contributing to significant revenue growth and served as a senior executive at Shantha Biotechnics Private Limited (a Sanofi company), from June 2002 to June 2005, where he successfully launched biosimilar products and worked on developing a vaccine portfolio strategy. Mr. Nelabhotla has also served as president of CavinKare Private Limited from September 1994 to June 2000; during his tenure, the company experienced a manyfold increase in revenues and multiple brand launches.

Robert Dickey IV, age 70, has served as our Chief Financial Officer since August 2025. He has over 25 years of experience as a CFO as well as in other C-level and Board positions in both private and publicly-traded life sciences and medical device companies. Mr. Dickey is experienced in all stages of the corporate lifecycle, including start-up, fundraising, going public, high growth, turnarounds and exit strategies. Earlier in his career, Mr. Dickey spent 18 years in investment banking, mostly at Lehman Brothers, with a background split between M&A and capital markets transactions. His expertise includes public and private financings, M&A, partnering/licensing transactions, project management, overseeing company’s finance and accounting functions, as well as interactions with Boards, VCs, shareholders and Wall Street. Mr. Dickey is the Founder and Managing Director at Foresite Advisors since 2020, which provides finance support and strategy for life science companies, including strategic CFO advisory, financial analysis and transactional support for fundraising and M&A. Mr. Dickey is also part of the Leadership Team at Cell One Partners since 2018, which provides consulting for cell and gene therapy companies. He currently serves as a member of the board of directors at AngioGenex, SFA Therapeutics and GSNO Therapeutics. Mr. Dickey holds an MBA from The Wharton School, University of Pennsylvania, and an AB from Princeton University. Mr. Dickey’s prior experiences as a CFO and board positions in both private and publicly-traded life sciences and medical device companies qualify him to serve as the Chief Financial Officer of the Combined Company.

For details regarding compensation arrangements for Mr. Nelabhotla and Mr. Dickey, see “Executive Compensation — Compensation and Arrangements for Post-Merger Executive Officers” below.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information with respect to the beneficial ownership of our shares as of September 17, 2025 by (i) each person or entity known by us to own beneficially more than 5% of our outstanding shares; (ii) each of our directors and executive officers individually; and (iii) all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the applicable rules and regulations of the SEC and includes voting or investment power with respect to our capital stock. Under such rules, beneficial ownership includes any shares over which the individual has the sole or shared voting power or investment power and any shares that the individual has the right to acquire within 60 days of September 17, 2025, through the exercise of stock options, warrants or other convertible securities or any other right. Shares of our common stock that a person has the right to acquire within 60 days of September 17, 2025 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights but are not deemed outstanding for purposes of computing the percentage ownership of any other person (except with respect to the percentage ownership of all directors and executive officers as a group). All of our shareholders, including the shareholders listed below, have the same voting rights attached to their shares of common stock. Unless otherwise noted below, each director’s, officer’s and shareholder’s address is care of Vyome Holdings, Inc., One Mifflin Place, Suite 400, Cambridge, MA 02138.

Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Common Stock Beneficial Ownership
5% Stockholders (Other than Directors and Executive Officers)
Iron Pillar Fund I Ltd.(1)	454,456	8.27%
Navam Capital Private Limited(2)	721,283	11.61%
MNI Ventures(3)	1,001,518	18.23%
Hunter Ventures Limited(4)	409,431	7.45%
Jacob Chin Hin Lee(5)	391,526	7.13%
Man Kwon Lam(6)	391,526	7.13%
Felix Kar Chung Lee(7)	391,526	7.13%
Directors and Executive Officers
Krishna Gupta(8)	586,068	10.20%
Venkat Nelabhotla(9)	615,236	10.07%
Mohanjit Jolly(10)	454,456	8.27%
Shiladitya Sengupta(11)	624,520	10.21%
Stash Pomichter(12)	17,832	*
John Tincoff(13)	17,832	*
Rob Dickey(14)	762	*
All directors and executive officers as a group (7 persons)	2,315,044	32.98%

____________

*        Less than 1%

(1)      Shareholding consists of 454,456 shares of common stock held by Iron Pillar Fund I Ltd.

(2)      Shareholding consists of 721,283 entitled shares of common stock held by Navam Capital Private Limited (all of which are subject to the put-call option agreements using its shares in Vyome Therapeutics, Inc. and Vyome Therapeutics Limited).

(3)      Shareholding consists of 1,001,518 shares of common stock held.

(4)      Shareholding consists of 409,431 shares of common stock held.

(5)      Shareholding consists of 391,526 shares of common stock held.

(6)      Shareholding consists of 391,526 shares of common stock held.

(7)      Shareholding consists of 391,526 shares of common stock held.

(8)      Consists of 6,232 shares of common stock held by Romulus Vyome Special Opportunity LP, 1,706 shares of common stock held by Romulus Vyome Special Opportunity III, LLC, 328,474 shares of common stock held by KKG Enterprises LLC and 249,456 of fully vested stock options. Krishna Gupta is the managing partner of Romulus Vyome Special Opportunity LP and Romulus Vyome Special Opportunity III, LLC. Romulus Vyome Special Opportunity LP and Romulus Vyome Special Opportunity III, LLC are affiliates.

(9)      Consists of 8 shares of common stock and 615,228 of fully vested stock options.

(10)    Consists of 454,456 shares of common stock held by Iron Pillar Fund I Ltd. Mohanjit Jolly is a general partner of Iron Pillar Fund I Ltd. Mohanjit Jolly is a general partner of Iron Pillar Fund I Ltd. and an advisor to and representative of Iron Pillar India Fund I for investments in Vyome.

(11)    Consists of 92 shares of common stock and 624,428 of fully vested stock options.

(12)    Consists of 17,832 of fully vested stock options.

(13)    Consists of 17,832 of fully vested stock options.

(14)    Consists of 762 shares of common stock.

Executive Compensation

Our Board of Directors currently has 6 members. In connection with the consummation of the Merger and, as required pursuant to, the Merger Agreement, Paul Hickey, Dan W. Gladney, Arda M. Minocherhomjee and Lori C. McDougal and Gary D. Blackford resigned from and ceased serving on the Board of Directors and any and all committees thereof, which resignations were effective upon the consummation of the Merger. In addition, effective upon the consummation of the Merger, Paul Hickey resigned as the President and Chief Executive Officer of the Company and Tom Stankovich resigned as the Chief Financial Officer of the Company. In connection with the consummation of the Merger and pursuant to the Merger Agreement, on August 15, 2025, the Board elected and designated K. Krishna Gupta, Stash Pomichter, Shiladitya Sengupta, Venkateswarlu Nelabhotla, John Tincoff and Mohanjit Jolly, to serve on the Board effective immediately after the consummation of the Merger. Krishna K. Gupta has been serving as the Chairman of the Board effective as of the consummation of the Merger.

Summary Compensation Table

The following table sets forth information regarding compensation earned by our named executive officers during our fiscal years ended December 31, 2024 and 2023.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Non-equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Paul F. Hickey(1)	2024	323,984	—	—	—	—	323,984
President and Chief Executive Officer	2023	373,083		133,333			506,416
Thomas Stankovich(2)	2024	148,698	—	—	—	—	148,698
Chief Financial Officer	2023	282,121	25,000	—	—	—	307,121

____________

(1)      Paul F. Hickey resigned as the President and Chief Executive Officer of the Company effective upon the consummation of the Merger.

(2)      Thomas Stankovich resigned as the Chief Financial Officer of the Company effective upon the consummation of the Merger.

Employment Agreement with Thomas Stankovich

On October 29, 2019, we entered into an employment agreement with Mr. Stankovich, our Chief Financial Officer. The agreement has an initial term of one year and automatically renews for successive one year terms unless either party delivers written notice 90 days prior to the expiration of the current term or unless it is earlier terminated. Pursuant to the agreement, Mr. Stankovich is entitled to a base salary of $300,000, or a higher annual rate if approved by the Board of Directors, and to cash and equity awards pursuant to our incentive compensation plan, contingent on Mr. Stankovich meeting certain annual objectives determined by the Compensation Committee. The agreement establishes that Mr. Stankovich is eligible for an annual incentive compensation of up to 30% of his base salary for that year. Mr. Stankovich’s employment agreement also provides for the receipt of certain benefits upon the occurrence of particular termination events or a change in control. This employment agreement was amended effective December 1, 2023, whereas Mr. Stankovich and the Company mutually agreed to reduce his role to a fractional CFO, working part time on standard activities and addition for special projects as needed for an hourly rate of $125. Mr. Stankovich resigned as the Chief Financial Officer of the Company immediately prior to the consummation of the Merger.

Employment Offer Letter and Employment Agreement with Paul Hickey

On July 25, 2022, we entered into an employment offer letter with Mr. Hickey, our President and Chief Executive Officer, pursuant to which Mr. Hickey will receive an annual base salary of $400,000 and a potential annual bonus of up to 50% of his annual base salary, which bonus for the 2022 calendar year will be prorated based on the portion of the year he is actually employed. Additionally, the offer letter provided that Mr. Hickey would be granted a stock option under the Company’s equity incentive plan to purchase a number of shares of the Company’s common stock equal to 4% of the Company’s outstanding common stock, on a fully-diluted basis, as of the date of the offer letter. The options will have a 10-year term and a per share exercise price equal to the closing market price of the Company’s common stock on the grant date. The options will vest with respect to 25% of the shares of common stock purchasable thereunder on the one-year anniversary of the grant date and monthly thereafter for 36 months, conditioned upon Mr. Hickey’s continued employment with the Company from the grant date until the respective vesting date. As soon as reasonably practicable following the first offering of common stock or securities convertible into common stock for purposes of financing the Company after Mr. Hickey’s start date, Mr. Hickey will be granted an additional stock option or other equity award in an amount that maintains his fully diluted ownership percentage at 4%. The offer letter contains severance provisions which provide that in the event Mr. Hickey’s employment is terminated by the Company without cause or Mr. Hickey resigns for good reason, he will be entitled to receive a severance payment equal to 12 months base salary payable as salary continuation payments. To be eligible to receive these payments, Mr. Hickey will be required to execute and not revoke a release of claims. On November 1, 2022, we entered into an employment agreement with Mr. Hickey that memorialized the terms of his employment offer letter. The employment agreement was subsequently amended on July 8, 2024 to (i) increase Mr. Hickey’s severance in the event of a termination without cause or with good reason from 12 months to 18 months of base salary and (ii) provide for the award of fully vested, unrestricted shares of common stock of the Company equal to 4% of the fully diluted shares of the Company (with the timing of such award to be finally determined by the Compensation Committee), which was in lieu of the award of a stock option for a number of shares equal to 4% of the fully diluted shares of the Company that was contemplated by the original employment agreement, but never granted. Mr. Hickey’s severance was paid in connection with the termination of his employment at the closing of the Merger. Mr. Hickey resigned as the President and Chief Executive Officer of the Company effective upon the consummation of the Merger.

Long-Term Incentives

Our 2022 Equity Incentive Plan, allows us the opportunity to grant stock options, restricted stock and other equity-based awards. In general, we view equity awards as incentives for future performance and not as compensation for past accomplishments. We also believe that equity awards reward continued employment by an executive officer, with an associated benefit to us of employee continuity and retention. The exercise price of stock options awarded by the Compensation Committee has been and will continue to be the closing sales price of our common stock on the date of grant.

The Compensation Committee and the Board of Directors do not grant equity awards according to a prescribed formula or target, although they review equity data from comparable companies to inform their decisions. In determining the number of equity awards granted to executive officers, individual responsibilities and experience, as well as contributions and achievements are considered, and, in appropriate circumstances, the Compensation Committee considers the recommendations of the Chief Executive Officer. The objectives utilized to assess individual contributions and achievements vary depending on the individual executive, but relate generally to strategic factors such as clinical and regulatory progress, commercialization, research and development, continued establishment of intellectual property and implementation of appropriate financing strategies. While the Chief Executive Officer may provide recommendations to the Compensation Committee regarding the number of equity awards granted to other executive officers from time to time, he does not make a recommendation as to his equity awards.

Under this Proxy Statement, we are also seeking the approval of the stockholders of the Company’s 2025 Equity Incentive Plan. For more details, see “Proposal No. 3 — The Plan Proposal” above.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the outstanding equity award holdings held by our named executive officers at December 31, 2024.

Stock Awards
Name	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)
Paul F. Hickey(1)	—	—
Thomas Stankovich(2)	—	—

____________

(1)      Paul F. Hickey resigned as the President and Chief Executive Officer of the Company effective upon the consummation of the Merger.

(2)      Thomas Stankovich resigned as the Chief Financial Officer of the Company effective upon the consummation of the Merger.

Director Compensation

Compensation for our directors is designed to result in compensation that is competitive with that provided by comparably-sized, publicly-traded, medical device companies. For 2024 (i) each non-employee director received an annual retainer of $35,000 for serving on the Board, (ii) each non-employee director who served on the Audit Committee, the Compensation Committee or the Nominating and Governance Committee, other than the chairperson of each of the committees, received an additional annual retainer of $8,000, $5,000 and $4,500, respectively, (iii) each of the chairpersons of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee received an additional annual retainer of $17,500, $10,000 and $9,000, respectively, and (iv) our lead director received a $15,000 annual retainer in that role.

Post the consummation of the Merger, the Board of Directors has not yet approved a formal compensation plan for the non-employee directors. We reimburse all of our non-employee directors for reasonable travel and other expenses incurred in attending Board and committee meetings. Directors who also serve as employees of the Company receive no additional compensation for serving as a director. Mr. Nelabhotla is the only director who is also an employee of the Company.

In July 2022, the Board appointed Dan Gladney, who was previously the Chair of the Board of Directors, as Executive Chair. In his role as Executive Chair, Mr. Gladney will take a more active role supporting Mr. Hickey and the Company on strategic matters. Mr. Gladney’s annual cash compensation for his service as the Executive Chair was $90,000, which replaced his compensation as Chair of the Board, and was in addition to the $35,000 annual retainer paid to all Board members. Therefore Mr. Gladney’s total annual cash compensation for his service on the Board and as Executive Chair was $125,000, excluding any amounts paid for his current service on the Nominating and Governance Committee or any other committee of the Board to which he may be appointed. Mr. Gladney resigned as a Director of the Company effective upon the consummation of the Merger. Pursuant to the consummation of the Merger, Krishna K. Gupta was appointed as a director and Chairman of the board of Directors.

The following table shows the compensation of the non-employee members of our Board during fiscal year 2024:

Director Compensation in 2024

Name(1)	Fees Earned or Paid in Cash ($)(2)
Dan Gladney*	121,078
Gary Blackford(3)	72,750
Lori McDougal*	37,782
Arda Minocherhomjee*	44,719

____________

(1)      Paul Hickey, our previous President and Chief Executive Officer (who resigned effective upon consummation of the Merger) is not included in this table because he was an employee of the Company during 2024 and thus received no compensation for his services as a director. The compensation that Mr. Hickey received as an employee of the Company is shown in the “Summary Compensation Table.”

(2)      The amounts in this column include the annual Board of Director and committee retainer amounts for 2024 described above under the heading “Director Compensation.”

(3)      Gary Blackford resigned from the Board of Directors and all related committees effective March 15, 2025.

*        Mr. Gladney, Ms. McDougal and Mr. Minocherhomjee resigned as directors of the Company effective upon the consummation of the Merger.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

During 2024, we did not grant any stock options or similar awards as part of our equity compensation program. If stock options or similar awards are granted in the future, we intend to not grant stock options or similar awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement, and not time the public release of such information based on stock option grant dates.

Compensation and Arrangements for Post-Merger Executive Officers

Venkat Nelabhotla

On September 30, 2019, Vyome Therapeutics, Inc. (“VTI”) and Mr. Nelabhotla entered into an employment agreement, appointing Mr. Nelabhotla as the President and Chief Executive Officer of VTI Pursuant to this agreement, Mr. Nelabhotla is entitled to a base salary of $260,000 per annum. The employment agreement also provides for an annual bonus of up to $133,572 contingent upon the achievement by VTI of any or all of the milestones described in the employment agreement. Both VTI and Mr. Nelabhotla can terminate the employment agreement for any reason or no reason (including, without limitation, for convenience, cause (as defined in the employment agreement) or good reason (as defined in the employment agreement).

In addition, Mr. Nelabhotla is entitled to severance payments under the employment agreement. Upon termination of the agreement by either party, VTI shall pay upon due adjustments or provide to Mr. Nelabhotla (or to his authorized representative or estate) any earned but unpaid base salary, annual bonus earned and payable but not yet paid, unpaid expense reimbursements and accrued but unused vacation on or before the time required by law but in no event more than 30 days after date of such termination. In the event the employment agreement is terminated without cause (as defined in the employment agreement) or by Mr. Nelabhotla for good reason, Mr. Nelabhotla shall be entitled to, among others, an amount equal to the sum of: (i) 75% of his base salary (as defined in the employment agreement); and (ii) 75% of his target bonus compensation (as defined in the employment agreement) for the then current fiscal year. In addition, subject to Mr. Nelabhotla’s continuous service to VTI from the date of the employment agreement through the closing of a change of control (as such term is defined in the VTI’s 2018 equity incentive plan) (or, in the event of any termination by VTI of the employment agreement pursuant to the employment agreement without cause at any time after VTI enters into a definitive agreement with respect to a change of control transaction and thereafter the closing of such change of control transaction is consummated), each outstanding stock option or other equity award in VTI held by Mr. Nelabhotla immediately prior to such closing that has not otherwise previously become vested shall automatically become fully vested immediately prior to such closing and, if applicable, shall automatically become exercisable immediately prior to such closing and, if applicable, shall automatically become exercisable immediately prior to such closing for one hundred percent (100%) of the shares of equity of VTI subject thereto.

Pursuant to the consummation of the Merger, Mr. Venkat Nelabhotla has been serving as the Chief Executive Officer of the Company under the terms of the aforementioned agreement between him and VTI until such time as the board of directors of the Company determines to enter into a new employment agreement.

Robert Dickey

On August 4, 2025, the Company entered into an agreement for the appointment of Robert Dickey as its full time Chief Financial Officer. Pursuant to this agreement, Mr. Dickey is entitled to a payment of up to $15,000 per calendar month, prorated for partial months. The agreement can be terminated by either party for reasons, including, among others, cause (as defined in the agreement), upon fifteen (15) days prior written notice to the other party, without cause upon thirty (30) days prior written notice to the other party. The agreement does not provide for the payment of severance upon termination.

Certain Relationships and Related Party Transactions

Review of Related Person Transactions

In accordance with its written charter, our Audit Committee is responsible for reviewing all related party transactions as they are presented, and the approval of the Audit Committee is required for all such transactions. The term “related party transactions” refers to transactions required to be disclosed in our filings with the SEC pursuant to Item 404 of Regulation S-K.

As a smaller reporting company, we are also required to review and approve any transaction, arrangement or relationship in which our company is a participant, the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and a related person has a direct or indirect material interest. In considering related party transactions, our Audit Committee is guided by its fiduciary duty to our stockholders. Our Audit Committee does not have any written or oral policies or procedures regarding the review, approval and ratification of transactions with related parties. Additionally, each of our directors and executive officers are required to annually complete a directors’ and officers’ questionnaire that elicits information about related party transactions. Our Nominating and Governance Committee and Board of Directors annually review all transactions and relationships disclosed in the director and officer questionnaires, and the Board makes a formal determination regarding each director’s independence.

Except as set forth below, there were no transactions since the beginning of the fiscal year beginning January 1, 2023, or any currently proposed transactions, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.

•        On January 1, 2019, Dr. Shiladitya Sengupta, one of the post-Merger directors of the Company, entered into a consulting agreement and an addendum (together, “Consulting Agreement”) with Vyome Therapeutics, Inc. (“VTI”) to provide certain consulting services to VTI. Under the Consulting Agreement, Dr. Sengupta is entitled to a fee of $100,000 per annum payable in four equal instalments every quarter. Both VTI and Dr. Sengupta can terminate the Consulting Agreement for any reason or no reason (including, without limitation, for convenience or cause (as defined in the Consulting Agreement) upon giving of 30 days prior written notice of such termination. Dr. Sengupta has been acting as a consultant to the Company under the terms of the aforementioned agreement between him and VTI until such time as the board of directors of the Company determines to enter into a new agreement. In addition, Dr. Sengupta also received stock awards of VTI amounting to $151,939 in the financial year ended December 31, 2024.

Director Independence

Our board of directors has undertaken a review of the independence of each director and considered whether each director has a material relationship with us that could compromise or impair such director’s ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our board of directors has determined that each of Krishna K. Gupta, Mohanjit Jolly, Stash Pomichter and John Tincoff, are “independent directors” as defined under the applicable rules and regulations of the Securities and Exchange Commission, or SEC, and the listing requirements and rules of Nasdaq.

Report of the Audit Committee

The Report of the Audit Committee does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in those filings, except to the extent that the Company specifically incorporates the Report of the Audit Committee by reference therein.

The Audit Committee of the Board of Directors is responsible for assisting the Board in monitoring the integrity of the consolidated financial statements of the Company (f/k/a ReShape Lifesciences Inc.), compliance by the Company with legal and regulatory requirements, and the independence and performance of the Company’s internal and external auditors.

The consolidated financial statements of the Company for the year ended December 31, 2024, were audited by Haskell & White LLP as the independent registered public accounting firm for the Company (f/k/a ReShape Lifesciences Inc.).

As part of its activities, the Audit Committee:

1.      Reviewed and discussed with management the audited consolidated financial statements of the Company;

2.      Discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 1301 (Communications with Audit Committees);

3.      Received the written disclosures and letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence; and

4.      Discussed with the independent registered public accounting firm their independence and concluded that it is independent from the Company and its management.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of the Company for the year ended December 31, 2024, be included in our 2024 Annual Report.

This report is submitted on behalf of the members of the audit committee and shall not be deemed “soliciting material” or to be “filed” with the SEC, nor shall it be incorporated by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed filed under these Acts.

The Audit Committee:*
Arda Minocherhomjee
Gary Blackford
Lori McDougal

____________

*     During 2024, Gary Blackford, Lori McDougal and Arda Minocherhomjee served on the Audit Committee. Mr. Blackford resigned from the Board of Directors and all related committees effective March 15, 2025. Mr. Minocherhomjee and Ms. McDougal resigned as directors of the Company effective upon the consummation of the Merger. The Audit Committee of the Company currently comprises Mr. Mohanjit Jolly (Chair), Mr. Krishna K. Gupta and Mr. John Tincoff.

Shareholder Proposals for Next Annual Meeting

Stockholders interested in presenting a proposal to be considered for inclusion in the proxy statement relating to the 2026 annual meeting of stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be considered for inclusion, stockholder proposals must be submitted in writing to Vyome Holdings, Inc., One Mifflin Place, Suite 400, Cambridge, MA 02138, Attention: Corporate Secretary, no later than June 30, 2026 which is 120 calendar days prior to the anniversary of the date of this Proxy Statement. Any such proposal must meet the requirements of the Bylaws and all applicable laws and regulations.

Stockholders intending to present a proposal at next year’s annual meeting of stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 105th day and not later than the close of business on the 75th day prior to the anniversary of the preceding year’s annual meeting. Therefore, the Company must receive notice of such a proposal or nomination for next year’s annual meeting of stockholders no earlier than the close of business on July 15, 2026and no later than the close of business on August 14, 2026. The notice must contain the information required by the Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of next year’s annual meeting of stockholders is more than 30 days before or more than 60 days after the date of this year’s annual meeting of stockholders, then our Secretary must receive such written notice not earlier than the close of business on the 105th day prior to next year’s annual meeting and not later than the close of business on the 75th day prior to next year’s annual meeting or the 10th day following the day on which public disclosure of the date of such meeting is first made by the Company. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases, notwithstanding the stockholder’s compliance with this deadline. The submission of a stockholder proposal does not guarantee that it will be presented at the annual meeting. Stockholders interested in submitting a proposal are advised to contact knowledgeable legal counsel with regard to the detailed requirements of applicable federal securities laws and the Company’s bylaws, as applicable.

Householding

Householding is a program adopted by the SEC that permits companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual reports, proxy statements and the notices of internet availability of proxy materials sent to multiple stockholders of record who have the same address by delivering a single annual report, proxy statement or notice of internet availability of proxy materials to that address. Householding is designed to reduce a company’s printing costs and postage fees. Brokers with account holders who are stockholders of our company may be householding our proxy materials. If your household participates in the householding program, you will receive one copy of the Proxy Statement (including the Notice hereunder) and 2024 Annual Report. If you are a beneficial holder, you can request information about householding from your broker, bank or other nominee. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement (including the notice hereunder) or annual report, please notify your broker if your shares are held in a brokerage account or us if you are a stockholder of record. You can notify us by sending a written request to Vyome Holdings, Inc., One Mifflin Place, Suite 400, Cambridge, MA 02138, Attention: Secretary. In addition, we will promptly deliver, upon written request to the address above, a separate copy of the 2024 Annual Report and this Proxy Statement to a stockholder at a shared address to which a single copy of the documents was delivered.

A stockholder who currently receives multiple copies of the Proxy Statement (including the Notice hereunder) and 2024 Annual Report at its address and would like to request “householding” should also contact its broker and notify us using the contact information above.

Where to Get Additional Information

As a reporting company, we are subject to the informational requirements of the Exchange Act, and accordingly, we are required to file our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, proxy statements, and other information with the SEC. As an electronic filer, our public filings are maintained on the SEC’s website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. In addition, our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act may be accessed free of charge through our website as soon as reasonably practicable after we have electronically filed such material with, or furnished it to, the SEC. Our SEC filings are available to the public at the SEC website at www.sec.gov.

Other Matters

As of the date of this Proxy Statement, our board of directors is not aware of any matters, other than those stated above, that may be brought before the Annual Meeting. The persons named in the enclosed form of proxy or their substitutes will vote with respect to any such matters in accordance with their best judgment.

By Order of the Board of Directors:

Venkat Nelabhotla

Chief Executive Officer

October 6, 2025

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (excluding exhibits) is available without charge upon written request to: Vyome Holdings, Inc., One Mifflin Place, Suite 400, Cambridge, MA 02138, Attention: Secretary. Our 2024 Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material. Our 2024 Annual Report is also available online at https://vyometx.com/investors/investor-home.

ANNEX A

VYOME HOLDINGS, INC. 2025 EQUITY INCENTIVE PLAN

1.        Purpose; Eligibility.

1.1         General Purpose. The name of this plan is the Vyome Holdings, Inc. Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (a) enable Vyome Holdings, Inc., a Delaware corporation (the “Company”), and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.

1.2         Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.

1.3         Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, (f) Cash Awards, and (g) Other Equity-Based Awards.

2.        Definitions.

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award, a Cash Award, or an Other Equity-Based Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

“Board” means the Board of Directors of the Company, as constituted at any time.

“Cash Award” means an Award denominated in cash that is granted under Section 10 of the Plan.

“Cause” means:

With respect to any Employee or Consultant, unless the applicable Award Agreement states otherwise:

(a) If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or

(b) If no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that

Annex A-1

brings or is reasonably likely to bring the Company or an Affiliate negative publicity or into public disgrace, embarrassment, or disrepute; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; (iv) material violation of state or federal securities laws; or (v) material violation of the Company’s written policies or codes of conduct, including written policies related to discrimination, harassment, performance of illegal or unethical activities, and ethical misconduct.

With respect to any Director, unless the applicable Award Agreement states otherwise, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following:

(a) malfeasance in office;

(b) gross misconduct or neglect;

(c) false or fraudulent misrepresentation inducing the director’s appointment;

(d) willful conversion of corporate funds; or

(e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

“Change in Control”

(a) One Person (or more than one Person acting as a group) acquires ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company; provided, that, a Change in Control shall not occur if any Person (or more than one Person acting as a group) owns more than 50% of the total fair market value or total voting power of the Company’s stock and acquires additional stock;

(b) One person (or more than one person acting as a group) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) ownership of the Company’s stock possessing 30% or more of the total voting power of the stock of such corporation;

(c) A majority of the members of the Board are replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the Board before the date of appointment or election; or

(d) One person (or more than one person acting as a group), acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately before such acquisition(s).

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means the Compensation Committee of the Board or a committee of one or more members of the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.

“Common Stock” means the common stock, $0.001 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

“Company” means Vyome Holdings, Inc. a Delaware corporation, and any successor thereto.

“Consultant” means any individual or entity which performs bona fide services to the Company or an Affiliate, other than as an Employee or Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act.

Annex A-2

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. The Committee or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.

“Deferred Stock Units (DSUs)” has the meaning set forth in Section 8.1(b) hereof.

“Director” means a member of the Board.

“Disability” means, unless the applicable Award Agreement says otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

“Disqualifying Disposition” has the meaning set forth in Section 17.12.

“Effective Date” shall mean the date that the Company’s shareholders approve this Plan if such shareholder approval occurs before the first anniversary of the date the Plan is adopted by the Board.

“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange or the Nasdaq Stock Market, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

“Fiscal Year” means the Company’s fiscal year.

“Free Standing Rights” has the meaning set forth in Section 7.

“Good Reason” means, unless the applicable Award Agreement states otherwise:

(a) If an Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Good Reason, the definition contained therein; or

Annex A-3

(b) If no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant’s express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant’s knowledge of the applicable circumstances): (i) any material, adverse change in the Participant’s duties, responsibilities, authority, title, status or reporting structure; or (ii) a material reduction in the Participant’s base salary or bonus opportunity.

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Other Equity-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Performance Share Award that is granted under Section 10 and is payable by delivery of Common Stock and/or which is measured by reference to the value of Common Stock.

“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon business criteria or other performance measures determined by the Committee in its discretion.

“Performance Period” means the one or more periods of time as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Share Award or a Cash Award.

“Performance Share Award” means any Award granted pursuant to Section 9 hereof.

“Performance Share” means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.

“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; and (b) such other transferees as may be permitted by the Committee in its sole discretion.

Annex A-4

“Person” means a person as defined in Section 13(d)(3) of the Exchange Act.

“Plan” means this Vyome Holdings 2025 Equity Incentive Plan, as amended and/or amended and restated from time to time.

“Related Rights” has the meaning set forth in Section 7.

“Restricted Award” means any Award granted pursuant to Section 8.

“Restricted Period” has the meaning set forth in Section 8.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

“Stock for Stock Exchange” has the meaning set forth in Section 6.4.

“Substitute Award” has the meaning set forth in Section 4.6.

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

“Total Share Reserve” has the meaning set forth in Section 4.1.

3.        Administration.

3.1         Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a)         to construe and interpret the Plan and apply its provisions;

(b)         to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c)         to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d)         to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act;

(e)         to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f)          from time to time to select, subject to the limitations set forth in this Plan, those eligible Award recipients to whom Awards shall be granted;

(g)         to determine the number of shares of Common Stock to be made subject to each Award;

(h)         to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(i)          to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

Annex A-5

(j)          to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the Performance Goals, the Performance Period(s) and the number of Performance Shares earned by a Participant;

(k)         to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

(l)          to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

(m)        to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(n)         to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(o)         to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective.

3.2         Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3         Delegation. The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

3.4         Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an

Annex A-6

inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

3.5         Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4.        Shares Subject to the Plan.

4.1         Subject to adjustment in accordance with Section 14, the aggregate maximum number of shares available for issuance under the Plan shall be 2,000,000 shares of Common Stock, plus an annual increase to be added as of the first day of the Company’s fiscal year beginning in 2026 equal to the least of (i) 15% of the outstanding Common Stock on a fully diluted basis as of the end of the Company’s immediately preceding fiscal year, (ii) 250,000 shares, and (iii) a lesser amount determined by the Board; provided, however, that any shares from any such increases in previous years that are not actually issued shall continue to be available for issuance under the Plan (the “Total Share Reserve”). During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2         Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3         Subject to adjustment in accordance with Section 14, no more than 2,000,000 shares of Common Stock may be issued in the aggregate pursuant to the exercise of Incentive Stock Options (the “ISO Limit”).

4.4         The maximum number of shares of Common Stock subject to Awards granted during a single Fiscal Year to any Non-Employee Director, together with any cash fees paid to such Non-Employee Director during the Fiscal Year shall not exceed a total value of $3,000,000 (calculating the value of any Awards based on the grant date fair value for financial reporting purposes).

4.5         Any shares of Common Stock subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of Common Stock to which the Award related will again be available for issuance under the Plan. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

4.6         Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Total Share Reserve; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO limit. Subject to applicable stock exchange requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the Total Share Limit.

Annex A-7

5.        Eligibility.

5.1         Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.

5.2         Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6.        Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1         Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2         Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3         Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4         Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings

Annex A-8

for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

6.5         Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6         Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder; provided however that the Non-qualified Stock Option may be transferable to a Permitted Transferee. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7         Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

6.8         Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.9         Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10       Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 24months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11       Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the

Annex A-9

earlier of (a) the date 24 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12       Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

7.        Stock Appreciation Rights. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”).

7.1         Grant Requirements for Related Rights. Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

7.2         Term The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

7.3         Vesting

Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event.

7.4         Exercise and Payment Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

7.5         Exercise Price The exercise price of a Free Standing Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1 are satisfied.

7.6         Reduction in the Underlying Option Shares Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

Annex A-10

8.        Restricted Awards A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

8.1         Restricted Stock and Restricted Stock Units

(a)         Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends.

(b)          The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement (“Deferred Stock Units”). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with an amount equal to the cash and stock dividends paid by the Company in respect of one share of Common Stock.

8.2         Restrictions

(a)         Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

(b)         Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(c)         The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.

Annex A-11

8.3         Restricted Period

With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement.

No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

8.4         Delivery of Restricted Stock and Settlement of Restricted Stock Units Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 8.2 and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit (“Vested Unit”); provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.

8.5         Stock Restrictions Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

9.        Performance Share Awards Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the Performance Period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.

9.1         Earning Performance Share Awards The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee.

10.      Other Equity-Based Awards and Cash Awards. The Committee may grant Other Equity-Based Awards, either alone or in tandem with other Awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion. Each Equity-Based Award shall be evidenced by an Award Agreement and shall be subject to such conditions, not inconsistent with the Plan, as may be reflected in the applicable Award Agreement. The Committee may grant Cash Awards in such amounts and subject to such Performance Goals, other vesting conditions, and such other terms as the Committee determines in its discretion. Cash Awards shall be evidenced in such form as the Committee may determine.

11.      Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided,

Annex A-12

however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

12.      Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

13.      Miscellaneous.

13.1       Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

13.2       Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 14 hereof.

13.3       No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

13.4       Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

13.5       Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the maximum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

14.      Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the Performance Goals to which Performance Share Awards and Cash Awards are subject, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 14, unless the

Annex A-13

Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 14 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 14 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 14 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

15.      Effect of Change in Control.

15.1       Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary:

(a)         In the event of a Change in Control, all outstanding Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to 100% of the outstanding shares of Restricted Stock or Restricted Stock Units.

(b)         With respect to Performance Share Awards and Cash Awards, in the event of a Change in Control, all Performance Goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

15.2       In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

15.3       The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

16.      Amendment of the Plan and Awards.

16.1       Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 14 relating to adjustments upon changes in Common Stock and Section 16.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

16.2       Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.

16.3       Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

Annex A-14

16.4       No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

16.5       Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

17.      General Provisions.

17.1       Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

17.2       Clawback. Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time (“Clawback Policy”). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).

17.3       Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

17.4       Sub-Plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

17.5       Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

17.6       Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

17.7       Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 14.

17.8       Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

Annex A-15

17.9       No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

17.10     Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of Awards, as the Committee may deem advisable.

17.11     Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

17.12     Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

17.13     Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 17.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

17.14     Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.

17.15     Expenses. The costs of administering the Plan shall be paid by the Company.

17.16     Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

17.17     Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

17.18     Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

Annex A-16

18.      Effective Date of Plan. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

19.      Termination or Suspension of the Plan. The Plan shall terminate automatically on [DATE]. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 16.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

20.      Choice of Law. The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

As adopted by the Board of Directors of Vyome Holdings, Inc. on October 3, 2025.

As approved by the shareholders of Vyome Holdings, Inc. on [DATE].

Annex A-17

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on October 27, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VYOME HOLDINGS, INC. HARVARD SQUARE ONE MIFFLIN PLACE SUITE 400,CAMBRIDGE, MA 02138 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on October 27, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V80308-Z91272 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED DETACH AND RETURN THIS PORTION ONLY VYOME HOLDINGS, INC. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 01) Krishna K. Gupta 02) Shiladitya Sengupta 03) Stash Pomichter The Board of Directors recommends you vote FOR the following proposals: 2. Approve the Vyome Holdings, Inc. 2025 Equity Incentive Plan. 3. Ratify the appointment of Kreit & Chiu CPA LLP as independent registered public accounting firm for fiscal 2025. 4. Approve the advisory, non-binding vote on executive compensation. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Form 10-K are available at www.proxyvote.com. VYOME HOLDINGS, INC. ANNUAL MEETING OF STOCKHOLDERS OCTOBER 28, 2025 12:00 PM ET THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints VENKAT NELABHOTLA and ROBERT DICKEY, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of VYOME HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 PM ET, on OCTOBER 28, 2025, at the offices of Sichenzia Ross Ference Carmel LLP, 1185 Avenue of the Americas, 31st Floor, New York, NY 10036 and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. CONTINUED AND TO BE SIGNED ON REVERSE SIDE